MORGAN STANLEY DEAN WITTER LIMITED TERM                  Two World Trade Center,
  MUNICIPAL TRUST                                       New York, New York 10048
LETTER TO THE SHAREHOLDERS March 31, 1999


DEAR SHAREHOLDER:

Continued economic turmoil in Asia and Latin America, a currency crisis in Russia and the orchestrated bailout of a major U.S. hedge fund contributed to the volatility in the global financial markets during the second half of 1998. These events precipitated a "flight to quality" demand for U.S. Treasury securities. U.S. Treasury bond yields reached a 30-year low in October 1998. During the fourth quarter, the Federal Reserve Board sought to restore stability to the financial markets by cutting the federal-funds rate 75 basis points in three moves, from
5.50 percent to 4.75 percent.

U.S. economic growth and employment remained strong in the first quarter of 1999. Although inflation remained subdued, concern developed that the Federal Reserve might become more restrictive if the pace of growth did not slacken.

MUNICIPAL MARKET CONDITIONS

Municipal yields did not decline as much as U.S. Treasury yields during 1998. At the end of December intermediate-term municipal bond yields, as measured by 10-year AA-rated general obligation bonds, were 4.25 percent. This level was only 30 basis points lower than at the beginning of the year. In contrast, 10-year Treasury note yields fell more than 100 basis points, from 5.74 percent to 4.65 percent. When Treasury yields reversed direction in the first quarter of 1999 and rose nearly 60 basis points, the volatility of municipals again lagged Treasuries and intermediate-term yields rose only 10 basis points, to
4.35 percent.

The modest rally of municipals during 1998 created a favorable relative value relationship versus Treasuries. Municipals underperformed Treasuries, and the ratio of intermediate municipal yields to Treasury yields climbed to 91 percent by year-end. The higher the ratio, the more attractive municipals are relative to Treasuries. The ratio declined to 83 percent in the first quarter of 1999 as municipals outperformed Treasuries. The high-to-low range of municipal/Treasury yield ratios for the past five years has averaged 87 to 74 percent annually.

MORGAN STANLEY DEAN WITTER LIMITED TERM MUNICIPAL TRUST
LETTER TO THE SHAREHOLDERS March 31, 1999, continued


In addition to lagging the Treasury "flight to quality" rally in 1998, municipals also experienced a glut of new-issue supply. Underwriting volume of $284 billion was up 28 percent from the prior year, approaching 1993's record level. Issuers actively refinanced at lower interest rates and refundings were 29 percent of the total volume. New-money issues set a record and included the largest single municipal underwriting, of $3.3 billion for the Long Island Power Authority. In the first three months of 1999 volume was 20 percent lower than it was during the first quarter of last year.

PERFORMANCE

Morgan Stanley Dean Witter Limited Term Municipal Trust's total return for the fiscal year ended March 31, 1999, was 4.68 percent. Tax-free dividends totaling approximately $0.39 per share were paid during the period. In addition, the Fund's net asset value increased from $10.26 to $10.34 per share.

                                  [LINE CHART]

                  Date          AAA Ins     Tsy    % Relationship
                  12/31/93       4.58%      5.79%      79.10%
                  01/31/94       4.46       5.64       79.08%
                  02/28/94       4.75       6.13       77.49%
                  03/31/94       5.42       6.74       80.42%
                  04/29/94       5.54       7.04       78.69%
                  05/31/94       5.44       7.15       76.08%
                  06/30/94       5.51       7.32       75.27%
                  07/29/94       5.36       7.11       75.39%
                  08/31/94       5.39       7.17       75.17%
                  09/30/94       5.60       7.60       73.68%
                  10/31/94       5.79       7.81       74.14%
                  11/30/94       6.07       7.91       76.74%
                  12/30/94       5.92       7.82       75.70%
                  01/31/95       5.73       7.58       75.59%
                  02/28/95       5.42       7.20       75.28%
                  03/31/95       5.34       7.20       74.17%
                  04/28/95       5.37       7.05       76.17%
                  05/31/95       5.06       6.28       80.57%
                  06/30/95       5.17       6.20       83.39%
                  07/31/95       5.06       6.43       78.69%
                  08/31/95       4.96       6.28       78.98%
                  09/29/95       4.90       6.18       79.29%
                  10/31/95       4.83       6.02       80.23%
                  11/30/95       4.75       5.74       82.75%
                  12/29/95       4.74       5.57       85.10%
                  01/31/96       4.69       5.58       84.05%
                  02/29/96       4.71       6.10       77.21%
                  03/29/96       5.02       6.33       79.30%
                  04/30/96       5.11       6.67       76.61%
                  05/31/96       5.24       6.85       76.50%
                  06/28/96       5.21       6.71       77.65%
                  07/31/96       5.16       6.79       75.99%
                  08/30/96       5.17       6.94       74.50%
                  09/30/96       5.08       6.70       75.82%
                  10/31/96       5.00       6.34       78.86%
                  11/29/96       4.79       6.04       79.30%
                  12/31/96       4.88       6.42       76.01%
                  01/31/97       5.04       6.49       77.66%
                  02/28/97       4.96       6.55       75.73%
                  03/31/97       5.17       6.90       74.93%
                  04/30/97       5.16       6.72       76.79%
                  05/30/97       5.01       6.66       75.23%
                  06/30/97       4.92       6.50       75.69%
                  07/30/97       4.61       6.01       76.71%
                  08/31/97       4.83       6.34       76.18%
                  09/30/97       4.70       6.10       77.05%
                  10/31/97       4.64       5.83       79.59%
                  11/30/97       4.69       5.87       79.90%
                  12/31/97       4.52       5.74       78.75%
                  01/31/98       4.42       5.51       80.22%
                  02/28/98       4.45       5.62       79.18%
                  03/31/98       4.55       5.65       80.53%
                  04/30/98       4.65       5.67       82.01%
                  05/29/98       4.55       5.55       81.98%
                  06/30/98       4.50       5.45       82.57%
                  07/31/98       4.54       5.49       82.70%
                  08/31/98       4.39       4.98       88.15%
                  09/30/98       4.25       4.42       96.15%
                  10/31/98       4.24       4.61       92.07%
                  11/30/98       4.29       4.71       91.01%
                  12/31/98       4.24       4.65       91.22%
                  01/31/99       4.13       4.65       88.80%
                  02/28/99       4.23       5.29       80.01%
                  03/31/99       4.34       5.24       82.79%

MORGAN STANLEY DEAN WITTER LIMITED TERM MUNICIPAL TRUST
LETTER TO THE SHAREHOLDERS March 31, 1999, continued

                                  [LINE CHART]

                               GROWTH OF $10,000
               Date            Total          Lehman         Lipper
               ----            -----          ------         ------
          July 12, 1993       $10,000        $10,000        $10,000
          March 31, 1994       $9,891         $9,928         $9,979
          March 31, 1995      $10,287        $10,674        $10,516
          March 31, 1996      $11,153        $11,621        $11,243
          March 31, 1997      $11,560        $12,227        $11,751
          March 31, 1998      $12,450        $13,496        $12,745
          March 31, 1999      $13,033(3)     $14,342        $13,408

                          Average Annual Total Returns

                      1 Year    5 Years     Life of Fund
                      ------    -------     ------------
                      4.68(1)    5.67(1)       4.74(1)

Past performance is not predicitive of future returns

--------------
(1) Figure shown assumes reinvestment of all distributions. There is no sales charge.

(2) Closing value assuming a complete redemption on March 31, 1999.

(3) The Lehman Brothers 10-Year Municipal Bond Index measures the performance of municipal bonds rated at least Baa+ by Moody's Investors Service, Inc. with maturities ranging between 9 and 12 years. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(4) The Lipper Intermediate Muni Debt Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Intermediate Muni Debt Funds objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are curently 30 funds represented in this Index.

The accompanying chart illustrates the performance of a hypothetical $10,000 investment in the Fund from its inception on July 12, 1993, versus the performance of the Lehman Brothers 10-Year Municipal Bond Index and the Lipper Intermediate Municipal Debt Funds Index.

PORTFOLIO STRUCTURE

As of March 31, 1999, intermediate-term municipal bonds represented 91 percent of the Fund's net assets. The Fund's short-term investment position decreased slightly from 10 percent to 9 percent of net assets during the fiscal year. The portfolio was diversified among 14 municipal sectors and 40 separate issuers. The portfolio's average maturity was 7 years, and its duration 5 years. (Duration is a measure of a bond portfolio's sensitivity to interest rate movements.) Bonds subject to the alternative minimum tax (AMT) accounted for 23 percent of net assets. The portfolio maintained high quality with more than 76 percent of the bonds rated AA or AAA, as measured by Standard & Poor's Corp. or Moody's Investors Service, Inc.

LOOKING AHEAD

The combination of a "flight to quality" and a flood of new municipal issues made the municipal-to-Treasury yield relationship more favorable last year than it has been in the previous 10 years. Although municipals have thus far outperformed Treasuries in early 1999, we believe that municipals still offer investors considerable value versus their historical relationship with Treasuries.

On May 1, 1999, Mitchell M. Merin was named President of the Morgan Stanley Dean Witter Funds. Mr. Merin is also the President and Chief Operating Officer of Asset Management of Morgan Stanley Dean Witter & Co., and President, Chief Executive Officer and Director of Morgan Stanley Dean Witter Advisors Inc., the Fund's Investment Manager. He also serves as Chairman, Chief Executive Officer and Director of the Fund's distributor and transfer agent.

MORGAN STANLEY DEAN WITTER LIMITED TERM MUNICIPAL TRUST
LETTER TO THE SHAREHOLDERS March 31, 1999, continued


            [BAR GRAPH]                             [PIE CHART]

LARGEST SECTORS AS OF MARCH 31, 1999   CREDIT RATINGS AS OF MARCH 31, 1999
(% OF NET ASSETS)                      (% OF TOTAL LONG-TERM PORTFOLIO)

GENERAL OBLIGATION       16%           Aaa or AAA                41%
ELECTRIC                 11%           Aa or AA                  35%
TRANSPORTATION           11%           A or A                    15%
WATER & SEWER            11%           Baa or BBB                 5%
EDUCATION                 7%           N/R                        4%
MORTGAGE                  7%
STUDENT LOAN              7%
HOSPITAL                  5%
RESOURCE RECOVERY         5%
ALL OTHERS               20%

PORTFOLIO STRUCTURE IS SUBJECT TO      AS MEASURED BY MOODY'S INVESTOR SERVICE
CHANGE.                                INC. OR STANDARD & POOR'S CORP.

                                       PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

We appreciate your ongoing support of Morgan Stanley Dean Witter Limited Term Municipal Trust and look forward to continuing to serve your investment needs.


Very truly yours,

/s/ Charles A. Fiumefreddo                  /s/ Mitchell M. Merin

CHARLES A. FIUMEFREDDO                      MITCHELL M. MERIN
Chairman of the Board                       President

MORGAN STANLEY DEAN WITTER LIMITED TERM MUNICIPAL TRUST
PORTFOLIO OF INVESTMENTS March 31, 1999

 PRINCIPAL
 AMOUNT IN                                                                                    COUPON    MATURITY
 THOUSANDS                                                                                     RATE       DATE         VALUE
-------------------------------------------------------------------------------------------------------------------------------
            TAX-EXEMPT MUNICIPAL BONDS (91.2%)
            General Obligation (16.1%)
 $  1,000   Connecticut, 1998 Ser C .......................................................... 5.25%    10/15/11    $ 1,061,770
    1,000   Connecticut, 1998 Ser C .......................................................... 5.25     10/15/12      1,057,780
    1,000   Wilmington, Delaware, Refg Ser 1993 B (FGIC) ..................................... 4.60     07/01/04      1,032,890
      990   Honolulu, Hawaii, Refg Ser 1993 B ................................................ 5.00     10/01/03      1,032,887
    1,000   Chicago, Illinois, Emergency Telephone Refg (FGIC) (WI) .......................... 5.00     01/01/09      1,040,450
    1,000   New Hampshire, Refg Ser 1998 A ................................................... 5.25     10/01/10      1,065,610
    1,000   Massillon City School District, Ohio, Refg Ser 1994 (AMBAC) ...................... 4.70     12/01/05      1,038,180
      500   Puerto Rico, Public Improvement Ser 1998 ......................................... 5.25     07/01/10        528,260
    1,500   Knox County, Tennessee, Public Improvement Ser 1998 .............................. 5.25     04/01/13      1,557,750
 --------                                                                                                           -----------
    8,990                                                                                                             9,415,577
 --------                                                                                                           -----------
            Educational Facilities Revenue (7.1%)
    1,000   University of Delaware, Ser 1993** ............................................... 4.90     11/01/02      1,038,870
    2,000   University of Minnesota, Ser 1993 A .............................................. 4.80     08/15/03      2,075,520
    1,000   New York State Dormitory Authority, State University Ser 1993 B** ................ 5.25     05/15/05      1,054,460
 --------                                                                                                           -----------
    4,000                                                                                                             4,168,850
 --------                                                                                                           -----------
            Electric Revenue (11.2%)
    1,000   Salt River Project Agricultural Improvement & Power District, Arizona,
            Refg Ser 1993 B .................................................................. 4.75     01/01/03      1,033,210
    1,505   Wyandotte County/Kansas City, Kansas, Utility Refg Ser 1998 (MBIA) ............... 5.125    09/01/13      1,547,546
    2,000   Long Island Power Authority, Ser 1998 B (MBIA) ................................... 5.125    04/01/11      2,082,840
    1,820   San Antonio, Texas, Electric & Gas Refg Ser 1994 ................................. 4.70     02/01/05      1,879,860
 --------                                                                                                           -----------
    6,325                                                                                                             6,543,456
 --------                                                                                                           -----------
            Hospital Revenue (5.3%)
    1,000   Maryland Health & Higher Educational Facilities Authority, Medlantic/Helix
            Issue Ser 1998 A (FSA) ........................................................... 5.25     08/15/12      1,048,950
    1,000   Fairfax County Industrial Development Authority, Virginia, Inova Health System
            Foundation Refg Ser 1993 A ....................................................... 4.70     08/15/04      1,028,620
    1,000   Murray, Utah, IHC Hospitals Inc Refg Ser 1993 (AMBAC) ............................ 5.00     05/15/04      1,047,270
 --------                                                                                                           -----------
    3,000                                                                                                             3,124,840
 --------                                                                                                           -----------
            Industrial Development/Pollution Control Revenue (5.2%)
    1,000   Massachusetts Industrial Finance Agency, Eastern Edison Co Refg Ser 1993** ....... 5.875    08/01/08      1,027,800
    2,000   Greenwood, Wisconsin, Land O'Lakes Inc (AMT) ..................................... 5.50     09/01/03      2,033,660
 --------                                                                                                           -----------
    3,000                                                                                                             3,061,460
 --------                                                                                                           -----------
            Mortgage Revenue -- Multi-Family (1.7%)
    1,000   Wisconsin Housing & Economic Development Authority, Ser 1993 B (AMT) ............. 5.10     11/01/03      1,023,070
 --------                                                                                                           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER LIMITED TERM MUNICIPAL TRUST
PORTFOLIO OF INVESTMENTS March 31, 1999, continued

 PRINCIPAL
 AMOUNT IN                                                                               COUPON    MATURITY
 THOUSANDS                                                                                RATE       DATE         VALUE
--------------------------------------------------------------------------------------------------------------------------
              Mortgage Revenue -- Single Family (5.2%)
 $  1,000     Connecticut Housing Finance Authority, 1993 Subser F-1 .................... 4.90%    05/15/04    $ 1,035,920
    2,000     Maryland Department of Housing & Community Development, 1999 Third Ser
 --------     (AMT) ..................................................................... 4.40     04/01/07      1,988,020
                                                                                                               -----------
    3,000                                                                                                        3,023,940
 --------                                                                                                      -----------
              Public Facilities Revenue (0.9%)
      500     Michigan Building Authority, Refg 1998 Ser 1 .............................. 5.25     10/15/13        519,270
 --------                                                                                                      -----------
              Resource Recovery Revenue (5.3%)
    1,000     Hempstead Industrial Development Agency, New York, American REF-FUEL Co
              of Hempstead Ser 1997 (MBIA) .............................................. 5.00     12/01/09      1,035,610
    2,000     Northeast Maryland Waste Disposal Authority, Montgomery County
 --------     Ser 1993 A (AMT)** ........................................................ 5.50     07/01/01      2,066,420
                                                                                                               -----------
    3,000                                                                                                        3,102,030
 --------                                                                                                      -----------
              Student Loan Revenue (7.0%)
    2,000     Montana Higher Education Student Assistance Corporation, Senior
              Ser 1993 B (AMT) .......................................................... 5.10     12/01/01      2,065,400
    2,000     South Carolina Education Assistance Authority, Ser 1993 A-1 (AMT) ......... 5.00     09/01/03      2,071,160
 --------                                                                                                      -----------
    4,000                                                                                                        4,136,560
 --------                                                                                                      -----------
              Tax Allocation Revenue (3.2%)
    1,810     Pleasanton Joint Powers Financing Authority, California, Reassessment
 --------     Ser 1993 A** .............................................................. 5.60     09/02/00      1,858,888
                                                                                                               -----------
              Transportation Facilities Revenue (10.6%)
    1,000     Delaware River & Bay Authority, Delaware & New Jersey, Ser 1993+ .......... 4.50     01/01/04      1,025,300
    2,000     Washington Metropolitan Area Transit Authority, District of Columbia,
              Maryland and Virginia, Refg Ser 1993 (FGIC)++ ............................. 4.90     01/01/05      2,086,300
    1,000     Harris County, Texas, Toll Road Refg Ser 1994 (AMBAC) ..................... 4.85     08/15/05      1,043,920
    2,000     Houston, Texas, Airport Sub Lien 1998 Ser B (AMT) (FGIC) .................. 5.25     07/01/12      2,070,400
 --------                                                                                                      -----------
    6,000                                                                                                        6,225,920
 --------                                                                                                      -----------
              Water & Sewer Revenue (10.6%)
    1,000     Atlanta, Georgia, Water & Sewer Ser 1993 .................................. 4.50     01/01/04      1,024,860
    1,000     City and County Honolulu, Hawaii, Wastewater Ser 1998 (FGIC) .............. 5.25     07/01/13      1,032,540
    1,000     Massachusetts Water Resources Authority, Ser 1993 C** ..................... 5.25     12/01/06      1,067,480
    1,000     New York City Municipal Water Finance Authority, New York, Ser 1994 B ..... 5.125    06/15/04      1,051,380
    1,000     Pittsburgh Water & Sewer Authority, Pennsylvania, Refg Ser 1993 A (FGIC) .. 4.60     09/01/03      1,030,170
    1,000     Southeastern Public Servic Authority, Virginia, Regional Solid Waste
 --------     Refg Ser 1993 A (MBIA) .................................................... 4.70     07/01/04      1,032,320
                                                                                                               -----------
    6,000                                                                                                        6,238,750
 --------                                                                                                      -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER LIMITED TERM MUNICIPAL TRUST
PORTFOLIO OF INVESTMENTS March 31, 1999, continued

 PRINCIPAL
 AMOUNT IN                                                                              COUPON     MATURITY
 THOUSANDS                                                                               RATE        DATE           VALUE
----------------------------------------------------------------------------------------------------------------------------
              Other Revenue (1.8%)
 $  1,000     Pennsylvania Intergovernmental Cooperation Authority, Special Tax
 --------     Ser 1993 (FGIC)** ......................................................   5.05%     06/15/04      $ 1,048,110
                                                                                                                 -----------
   51,625     TOTAL TAX-EXEMPT MUNICIPAL BONDS
 --------     (Identified Cost $52,277,153) ...................................................................   53,490,721
                                                                                                                 -----------
              SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (9.2%)
    2,800     Hapeville Development Authority, Georgia, Hapeville Hotel Ltd Ser 1985
              (Demand 04/01/99) ......................................................   3.30*     11/01/15        2,800,000
    2,600     Missouri Health & Educational Facilities Authority, Cox Health Care 1997
 --------     (MBIA) (Demand 04/01/99) ...............................................   3.10*     06/01/15        2,600,000
                                                                                                                 -----------
    5,400     TOTAL SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS
 --------     (Identified Cost $5,400,000).....................................................................    5,400,000
                                                                                                                 -----------
 $ 57,025
              TOTAL INVESTMENTS
              (Identified Cost $57,677,153) (a)..............................................       100.4%        58,890,721
              LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS ................................        (0.4)          (243,201)
                                                                                                                 -----------
              NET ASSETS ....................................................................       100.0%       $58,647,520
                                                                                                                 ===========

---------------
AMT   Alternative Minimum Tax.
WI    Security purchased on a "when-issued" basis.
+     Joint exemption in Delaware and New Jersey.
++    Joint exemption in District of Columbia, Maryland and Virginia.
*     Current coupon of variable rate demand obligation.
** Some or all of these securities are segregated in connection with the purchase of "when-issued" securities.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $1,331,156 and the aggregate gross unrealized depreciation is $117,588, resulting in net unrealized appreciation of $1,213,568.

Bond Insurance:
---------------
AMBAC AMBAC Indemnity Corporation.
FGIC  Financial Guaranty Insurance Company.
FSA   Financial Security Assurance Inc.
MBIA  Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER LIMITED TERM MUNICIPAL TRUST
PORTFOLIO OF INVESTMENTS March 31, 1999, continued

--------------------------------------------------------------------------------
                       GEOGRAPHIC SUMMARY OF INVESTMENTS

                Based on Market Value as a Percent of Net Assets
                                 March 31, 1999

Arizona .............................................................     1.8%
California ..........................................................     3.2
Connecticut .........................................................     5.4
Delaware ............................................................     5.3
District of Columbia ................................................     3.6
Georgia .............................................................     6.5
Hawaii ..............................................................     3.5
Illinois ............................................................     1.8
Kansas ..............................................................     2.6
Maryland ............................................................    12.3

Massachusetts .......................................................     3.6%
Michigan ............................................................     0.9
Minnesota ...........................................................     3.5
Missouri ............................................................     4.4
Montana .............................................................     3.5
New Hampshire .......................................................     1.8
New Jersey ..........................................................     1.7
New York ............................................................     8.9
Ohio ................................................................     1.8
Pennsylvania ........................................................     3.5

Puerto Rico .........................................................     0.9%
South Carolina ......................................................     3.5
Tennessee ...........................................................     2.7
Texas ...............................................................     8.5
Utah ................................................................     1.8
Virginia ............................................................     7.1
Wisconsin ...........................................................     5.2
Joint Exemptions*....................................................    (8.9)
                                                                        -----
Total ...............................................................   100.4%
                                                                        =====

---------------
*  Joint exemptions have been included in each geographic location.
--------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER LIMITED TERM MUNICIPAL TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 1999

ASSETS:
Investments in securities, at value
   (identified cost $57,677,153)...................   $58,890,721
Cash ..............................................       234,832
Receivable for:
     Interest .....................................       712,914
     Shares of beneficial interest sold ...........        87,626
     Investments sold .............................        10,367
Prepaid expenses ..................................        19,063
                                                      -----------
     TOTAL ASSETS .................................    59,955,523
                                                      -----------
LIABILITIES:
Payable for:
     Investments purchased ........................     1,045,589
     Shares of beneficial interest repurchased.....       139,675
     Investment management fee ....................        26,929
     Dividends to shareholders ....................        11,555
Accrued expenses ..................................        84,255
                                                      -----------
     TOTAL LIABILITIES ............................     1,308,003
                                                      -----------
     NET ASSETS ...................................   $58,647,520
                                                      ===========
COMPOSITION OF NET ASSETS:
Paid-in-capital ...................................   $65,483,784
Net unrealized appreciation .......................     1,213,568
Accumulated net realized loss .....................    (8,049,832)
                                                      -----------
     NET ASSETS ...................................   $58,647,520
                                                      ===========
NET ASSET VALUE PER SHARE,
 5,671,129 shares outstanding (unlimited
   shares authorized of $.01 par value)............        $10.34
                                                           ======

STATEMENT OF OPERATIONS
For the year ended March 31, 1999

NET INVESTMENT INCOME:
INTEREST INCOME ...................................    $2,676,735
                                                       ----------
EXPENSES
Investment management fee .........................       290,798
Professional fees .................................        65,173
Shareholder reports and notices ...................        34,756
Registration fees .................................        33,746
Transfer agent fees and expenses ..................        30,230
Trustees' fees and expenses .......................        19,800
Organizational expenses ...........................         7,198
Custodian fees ....................................         3,744
Other .............................................        13,864
                                                       ----------
     TOTAL EXPENSES ...............................       499,309
Less: expense offset ..............................        (3,737)
                                                       ----------
     NET EXPENSES .................................       495,572
                                                       ----------
     NET INVESTMENT INCOME ........................     2,181,163
                                                       ----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain .................................       739,516
Net change in unrealized appreciation .............      (312,924)
                                                       ----------
     NET GAIN .....................................       426,592
                                                       ----------
NET INCREASE ......................................    $2,607,755
                                                       ==========

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER LIMITED TERM MUNICIPAL TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                             FOR THE YEAR     FOR THE YEAR
                                                                 ENDED           ENDED
                                                            MARCH 31, 1999   MARCH 31, 1998
-------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ....................................   $  2,181,163    $  2,211,157
Net realized gain ........................................        739,516           8,679
Net change in unrealized appreciation/depreciation .......       (312,924)      1,901,212
                                                             ------------    ------------
   NET INCREASE ..........................................      2,607,755       4,121,048
Dividends from net investment income .....................     (2,181,163)     (2,211,157)
Net increase (decrease) from transactions in shares of
  beneficial interest ....................................        720,864      (5,507,667)
                                                             ------------    ------------
   NET INCREASE (DECREASE) ...............................      1,147,456      (3,597,776)
NET ASSETS:
Beginning of period ......................................     57,500,064      61,097,840
                                                             ------------    ------------
   END OF PERIOD .........................................   $ 58,647,520    $ 57,500,064
                                                             ============    ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER LIMITED TERM MUNICIPAL TRUST
NOTES TO FINANCIAL STATEMENTS March 31, 1999


1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Limited Term Municipal Trust (the "Fund"), formerly Dean Witter Limited Term Municipal Trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to provide a high level of current income which is exempt from federal income tax, consistent with the preservation of capital and prescribed standards of quality and maturity. The Fund seeks to achieve this objective by investing primarily in intermediate term, investment grade municipal securities. The Fund was organized as a Massachusetts business trust on February 25, 1993 and commenced operations on July 12, 1993.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

MORGAN STANLEY DEAN WITTER LIMITED TERM MUNICIPAL TRUST
NOTES TO FINANCIAL STATEMENTS March 31, 1999, continued


D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), formerly Dean Witter InterCapital Inc., paid the organizational expenses of the Fund in the amount of $141,529 which were reimbursed exclusive of $12,651 which was absorbed by the Investment Manager. Such expenses were deferred and fully amortized as of July 11, 1998.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.50% to the Fund's net assets determined as of the close of each business day.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended March 31, 1999 aggregated $17,772,786 and $15,490,580, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent.

MORGAN STANLEY DEAN WITTER LIMITED TERM MUNICIPAL TRUST
NOTES TO FINANCIAL STATEMENTS March 31, 1999, continued


The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended March 31, 1999 included in Trustees' fees and expenses in the Statement of Operations amounted to $8,952. At March 31, 1999, the Fund had an accrued pension liability of $33,246 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                 FOR THE YEAR                         FOR THE YEAR
                                                    ENDED                                ENDED
                                                MARCH 31, 1999                       MARCH 31, 1998
                                      ----------------------------------   ----------------------------------
                                           SHARES            AMOUNT             SHARES            AMOUNT
                                      ---------------   ----------------   ---------------   ----------------
Sold ..............................       3,554,302      $  36,852,846         2,295,609      $  23,451,451
Reinvestment of dividends .........         166,102          1,716,817           170,238          1,728,340
                                          ---------      -------------         ---------      -------------
                                          3,720,404         38,569,663         2,465,847         25,179,791
Repurchased .......................      (3,654,764)       (37,848,799)       (3,025,601)       (30,687,458)
                                         ----------      -------------        ----------      -------------
Net increase (decrease) ...........          65,640      $     720,864          (559,754)     $  (5,507,667)
                                         ==========      =============        ==========      =============

5. FEDERAL INCOME TAX STATUS

During the year ended March 31, 1999, the Fund utilized approximately $740,000 of its net capital loss carryover. At March 31, 1999, the Fund had a net capital loss carryover of approximately $8,050,000 which may be used to offset future capital gains to the extent provided by regulations, which is available through March 31 of the following years:

                               AMOUNT IN THOUSANDS
                     --------------------------------------
                         2003          2004          2005
                         ----          ----          ----

                        $3,882        $3,941         $227
                        ======        ======         ====

MORGAN STANLEY DEAN WITTER LIMITED TERM MUNICIPAL TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                 FOR THE YEAR ENDED MARCH 31,
                                                        --------------------------------------------------------------------------
                                                           1999            1998            1997            1996            1995
----------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period ..............       $10.26          $ 9.91          $ 9.95          $ 9.56          $ 9.61
                                                          ------          ------          ------          ------          ------
Income (loss) from investment operations:
  Net investment income ...........................         0.39            0.40            0.40            0.41            0.42
  Net realized and unrealized gain (loss) .........         0.08            0.35           (0.04)           0.39           (0.05)
                                                          ------          ------          ------          ------          ------
Total income from investment operations ...........         0.47            0.75            0.36            0.80            0.37
Less dividends from net investment income .........        (0.39)          (0.40)          (0.40)          (0.41)          (0.42)
                                                          ------          ------          ------          ------          ------
Net asset value, end of period ....................       $10.34          $10.26          $ 9.91          $ 9.95          $ 9.56
                                                          ======          ======          ======          ======          ======
TOTAL RETURN+ .....................................         4.68%           7.70%           3.65%           8.42%           4.01%

RATIOS TO AVERAGE NET ASSETS:
Expenses ..........................................         0.86%(1)        0.83%           0.88%(1)        0.87%(1)        0.76%
Net investment income .............................         3.75%           3.92%           3.99%           4.09%           4.41%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...........      $58,648         $57,500         $61,098         $72,766         $85,499
Portfolio turnover rate ...........................           29%             --              --              --               2%

------------
 + Calculated based on the net asset value as of the last business day of the period.
(1)   Does not reflect the effect of expense offset of 0.01%.

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER LIMITED TERM MUNICIPAL TRUST
REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER LIMITED TERM MUNICIPAL TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Limited Term Municipal Trust (the "Fund"), formerly Dean Witter Limited Term Municipal Trust, at March 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
May 7, 1999

--------------------------------------------------------------------------------
                      1999 FEDERAL TAX NOTICE (unaudited)

      For the year ended March 31, 1999, all of the Fund's dividends from net investment income were exempt interest dividends, excludable from gross income for Federal income tax purposes.
--------------------------------------------------------------------------------

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Katherine H. Stromberg
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048


This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.


MORGAN STANLEY
DEAN WITTER
LIMITED TERM
MUNICIPAL TRUST



[GRAPHIC]



ANNUAL REPORT
MARCH 31, 1999